Exhibit 99.2

Delta has updated its cost outlook using the non - fuel CASM framework introduced at Capital Markets D September Quarter 2023 $14.3B - $14.6B Total Revenue 1 11% - 14% YoY 16% ASMs YoY Down 1% - 3% CASM - Ex 1 YoY $2.50 - $2.70 2 Fuel Price 1 ($/gal) Mid - Teens Operating Margin 1 $2.20 - $2.50 Earnings Per Share 1 Additional Metrics for Financial Modeling – 3Q 2023 Supplemental Information July 13, 2023 (1) Non - GAAP measure, see Note below (2) Fuel price guidance for September quarter 2023 is based on prices as of July 10 th and includes a 4¢ per gallon refinery contribution Profit Sharing Delta’s broad - based employee profit sharing program pays 10% of the company’s adjusted annual profit to all eligible employees up to $2.5 billion and 20% above that amount. Delta incurs employer taxes and other costs which add 2 to 2.5% at the 10% level and 3 to 4% at the 20% level. Adjusted annual profit is calculated as the company’s annual pre - tax income before profit sharing expense, special items, and certain other items. Profit sharing expense is accrued at a blended rate based on the company’s estimated profitability for the full year , weighted by each period's relative profit. Any losses must be fully recovered before profit sharing expense begins accruing.

Forward Looking Statements

Statements made in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered "forward-looking statements" under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the impact of incurring significant debt in response to the COVID-19 pandemic; failure to comply with the financial and other covenants in our financing agreements; the possible effects of accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems on which we rely, which could compromise the data stored within them, as well as failure to comply with ever-evolving global privacy and security regulatory obligations or adequately address increasing customer focus on privacy issues and data security; disruptions in our information technology infrastructure; our dependence on technology in our operations; our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to realize the full value of intangible or long-lived assets; labor issues; the effects on our business of seasonality and other factors beyond our control, including severe weather conditions, natural disasters or other environmental events, including from the impact of climate change; changes in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC ("Monroe"), a wholly-owned subsidiary of Delta; failure or inability of insurance to cover a significant liability at Monroe's Trainer refinery; failure to comply with existing and future environmental regulations to which Monroe's refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; our ability to retain senior management and other key employees, and to maintain our company culture; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we undertake no obligation to update except to the extent required by law.

DELTA

Investor Relations

Non - GAAP Reconciliations Non - GAAP Financial Measures Delta sometimes uses information ("non - GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non - GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of the non - GAAP financial measures used in this update to the most directly comparable GAAP financial measures. The reconciliations may not calculate due to rounding. Delta is not able to reconcile certain forward looking non - GAAP financial measures without unreasonable effort because the adjusting items such as those used in the reconciliations below will not be known until the end of the indicated future periods and could be significant. Adjustments. The following reconciliations include certain adjustments to GAAP measures that are made to provide comparability between the reported periods, if applicable, and for the reasons indicated below: Third - party refinery sales. Refinery sales to third parties, and related expenses, are not related to our airline segment. Excluding these sales therefore provides a more meaningful comparison of our airline operations to the rest of the airline industry. Aircraft fuel and related taxes . The volatility in fuel prices impacts the comparability of year - over - year financial performance. The adjustment for aircraft fuel and related taxes allows investors to better understand and analyze our non - fuel costs and year - over - year financial performance. Profit sharing . We adjust for profit sharing because this adjustment allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Three Months Ended (in billions) September 30, 2022 14.0$ Third-party refinery sales (1.1) 12.8$ Total operating revenue, adjusted Total operating revenue Adjusted for: Total operating revenue, adjusted Three Months Ended (in cents) September 30, 2022 CASM 19.87 Aircraft fuel and related taxes (5.26) Third-party refinery sales (1.80) Profit sharing (0.38) 12.43 CASM-Ex Adjusted for: Non-Fuel Unit Cost or Cost per Available Seat Mile, adjusted ("CASM-Ex")